August 16, 2021

BNY MELLON STRATEGIC FUNDS, INC.

-BNY Mellon Select Managers Small Cap Value Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the seventh paragraph in the section "Portfolio Management" in the summary prospectus and "Fund Summary - Portfolio Management" in the prospectus:

Walthausen & Co., LLC (Walthausen). Gerard S. E. Heffernan, Jr. and DeForest Hinman are the primary portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio managed by Walthausen, positions they have held since March 2018 and March 2021, respectively.

The following information supersedes and replaces the sixth paragraph in the section "Fund Details – Management – Subadvisers" in the prospectus:

Walthausen & Co., LLC, 2691 Route 9, Suite 102, Malta, New York 12020, was founded in 2007.  Gerard S. E. Heffernan, Jr. and DeForest Hinman are jointly and primarily responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Walthausen since March 2018 and March 2021, respectively. Mr. Heffernan is a primary portfolio manager at Walthausen, a position he has held since March 2018. Prior to joining Walthausen, Mr. Heffernan had been a portfolio manager with Lord Abbett & Co. from 1998 to 2013, and from June 2013 until February 2018, had been self-employed managing his own portfolio. Mr. Hinman is a portfolio manager and director of research at Walthausen, a position he has held since November 2020. He has been employed by Walthausen since September 2007. As of June 30, 2021, Walthausen had approximately $580 million in assets under management.

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